Exhibit 99.1

NASDAQ: XELB XCEL BRANDS (06/05/23) INVESTOR PRESENTATION

FORWARD LOOKING STATEMENTS Certain statements in this presentation, as well as certain oral statements made by management during the presentation, constitute “forward - looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements expressed or implied regarding our plans and milestones, plans to fund our current activities, statements concerning our strategic relationships and activities, strategy, future operations and expansion, future financial position, future sales and revenues, projected costs, and market penetration. In some cases, forward - looking statements can be identified by terminology such as “may, “will”, “should”, “expects”, “seeks”, “plans”, “goals”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “projects”, “continue”, “intends”, “could”, “opportunity”, or negative of such terms or other comparable terminology. These forward looking statements include, but are not limited to statements regarding estimates and forecasts of financial and other performance metrics and market opportunities. These statements are based on the current expectations and forecasts of Xcel Brands, Inc’s management and are not predictions or guarantees of future performance. You should not place undue reliance on our forward - looking statements, which are subject to a multitude of known and unknown risks and uncertainties that could cause actual results, future circumstance or events to differ materially from those stated in or implied by the forward - looking statements. These risks and uncertainties include, but are not limited to, the ability of our licensees to produce, market and sell quality products bearing our brand names, continued market acceptance of our brands and any future brands we acquire, our ability to service our significant debt obligations, our ability to raise capital for any future acquisitions, concentration of a substantial portion of our licensing revenue from a limited number licensees, our dependence on QVC, restrictions in our agreements with QVC and other licensees on our ability to sell products with certain retailers, our dependence on promotional services of our spokesperson, limitations on our ownership of the H Halston brands, our ability to manage expected future growth, our ability to identify and acquire additional trademarks, competition for licensees, competition in our licensee’s markets, our ability to protect our intellectual property, our dependence on our CEO and other key executive officers, the success of our e - commerce strategy, supply chain disruptions, operating in high inflation environment and potential recession and other risks and uncertainties detailed from time to time in our public disclosure documents or other filings with the Securities and Exchange Commission. Additional risks and uncertainties relating to us, and our business can be found in the “Risk Factors” section of our latest annual report on Form 10 - K as well as in our other public filings. The forward - looking statements are made as of the date hereof, and we disclaim any intention and have no obligation or responsibility, except as required by law, to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. This Presentation contains projected financial information and goals with respect to Xcel Brands, Inc. Such projected financial information and goals constitute forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplat - ed by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any per - son that the results reflected in such forecasts will be achieved. NON - GAAP FINANCIAL MEASURES In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non - GAAP financial measures in this presentation. Adjusted EBITDA is a non - GAAP unaudited measure, which we define as net income (loss) attributable to Xcel Brands, Inc. stockholders before depreciation and amortization, proportional share of trademark amortization of equity method investee, interest and finance expenses (including loss on extinguishment of debt, if any), income taxes, other state and local franchise taxes, stock - based compensation and costs in connection with potential acquisitions certain adjustments to allowances for doubtful accounts, for account debtors that have filed for bankruptcy, property and equipment impairment, gain on sale of assets, loss on wholesale apparel, jewelry and Longaberger operations and gain on the reduction of contingent obligation. We use Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to Xcel’s results of operations. We believe Adjusted EBITDA is also useful because it provides supplemental information to assist investors in evaluating Xcel’s financial results. Adjusted EBITDA should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. Given that Adjusted EBITDA is a financial measure not deemed to be in accordance with GAAP and is susceptible to varying calculations, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate Adjusted EBITDA in a different manner than we calculate this measure. In evaluating Adjusted EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments in this report. Our presentation of Adjusted EBITDA does not imply that our future results will be unaffected by these expenses or any unusual or non - recurring items. When evaluating our performance, you should consider Adjusted EBITDA alongside other financial performance measures, including our net income (loss) and other GAAP results, and not rely on any single financial measure. 2

TABLE OF CONTENTS I OUR OVERVIEW II THE BUSINESS MODEL III GROWTH OPPORTUNITIES IV FINANCIAL OVERVIEW V MANAGEMENT TEAM 3

OUR OVERVIEW 4

XCEL IS A CONSUMER PRODUCTS AND SOCIAL 5 COMMERCE COMPANY GE N E R A T I N G APPROXIMATELY $600 MILLION ANNUAL R E T A I L SALES R O B E R T D ’ L O R E N , C E O

“ W e imagine shopping, entertainment and 6 social media as one t h i n g ” – R O B E R T D ’ L O R E N , C E O

EXECUTIVE SUMMARY

LEADER IN SOCIAL COMMERCE

$4BB in cumulative retail sales in Live-Streaming and Social Commerce, approximately $600 million in annual retail sales in 2022 across our brands, and over 10,000 hours of Live-Stream programming

PROPRIETARY TECHNOLOGY

Industry-leading proprietary Social Commerce technology designed to drive audience, engagement and sales of products

CREATIVE POWERHOUSE

Highly experienced creative services team with expertise in Concept Development, Design, Merchandising, Marketing, and Live Stream and Social Media content production

7

FINANCIAL STRENGTH

Working capital light business model, which prior to 2020 ad the economic impact from Covid-19, a historical track record of revenue and Adjusted EBITDA growth, which has enabled investments in our brands and technology

PROFITABLE BUSINESS MODEL

Strong cash flow generation beginning 2H'23 and beyond

SIGIFICANT OPPORTUNITIES

Significant growth opportunities across existing brand portfolio fueled by new partnerships with dominant market players, new businesses driven by Live Stream and Social Commerce, and future acquisitions to further our prominence in the quickly growing Social Commerce channels


THE
FUTURE
IS NOW

OUR EVOLUTION 2011 2020 2015 2011 - 2016 BUILDING THE FOUNDATION Acquired Isaac Mizrahi, Judith Ripka, Halston and C. Wonder Significant growth across our brands in Direct - Response Television and licensing Over $1BB of Live Stream Shopping sales at retail 2012 2016 2014 2017 2021 2018 2019 2022 2017 - 2022 EXPANDING INFR ASTRUCTURE Acquired Longaberger, Lori Golds tein Winner QVC Apparel Vendor of the year Over $ 5 MM of infr as tr uc ture inves tments for wholesale, direc t - to - consumer, and Social Commerce Par t ial dives t i ture of I saac Mizr ahi at a $ 70 MM valuation and 99% + annual Retur n on Equity Approaching $ 4 BB of cumulative Social Commerce sales at retail CONTINUED 9

OUR EVOLUTION 10 2023 - FORWARD LEADING SOCIAL COMMERCE PLATFORM Planned launch of Social Commerce marketplace adding new brands to our platform through incubation, partnerships and future acquisitions Development and expansion of new and existing brands across all channels of distribution through Live Stream and Social Commerce 2023 - FORWARD

OUR CORE BRANDS Note: All brands are fully owned by Xcel Brands Inc. other than (i) Isaac Mizrahi which represents a minority interest retained ownership and (ii) Longaberger which represents a 50% ownership position in the business by Xcel. 11

SALES AT RETAIL WE OWN STRONG BRANDS THAT RESONATE WITH CONSUMERS Retail Sales include actual retail sales where reported, as well as estimates based on a combination of our net wholesales and reported net wholesales of our licensees, converted to estimated retail sales applying a reasonable mark - up rate. Estimated retail sales of our brands does not reflect the Company’s revenues and adjusted EBITDA for these periods. Refer to Slide 28 for detail on the Company’s revenues and Adjusted EBITDA 12

THE BUSINESS MODEL 13

BRAND DEVELOPMENT LICENSING DESIGN AND CREATIVE MARKETING AND CONTENT PRODUCTION SOCIAL COMMERCE TECHNOLOGY PLATFORM XCEL has built a working capital light operating and technology platform designed to build brands and drive sales through Live - Streaming and Social Commerce BUSINESS MODEL OVERVIEW OUR PROCESS 14

15 THE RISE OF SOCIAL COMMERCE Billions are now up for grabs as ecommerce, live streaming, and social media are evolving into Social Commerce marketplaces powered by short form video content, with an estimated 20% of all online sales expected to be driven by social commerce by 2026 (1) As compared with traditional digital marketing where customer acquisition has become increasingly expensive, companies who have successfully implemented Social Commerce have reported an increase in conversion rates of 10X 84% of consumers report being convinced to buy a product or service by watching a brand’s video, and 93% of brands report they’ve acquired new users via video on social media (2) Coresight Research estimates the U.S. Live Stream and Social Commerce market will reach $35 billion in sales by next year (2024) , representing 3.3% of all ecommerce and a CAGR of 78% (2) (1) Source: eMarketer, E - Commerce Strategy (2) Source: Coresight

SOCIAL COMMERCE TECHNOLOGY We have created a multi - brand short - form video content platform with the ability for shoppers, creators, and influencers to earn fees based on conversions . It combines live streaming, e - commerce and social media in one seamless social commerce platform which drives brand discovery. A complete in - app experience strengthens the purchase intent and overall shopping journey. 66% OF USERS ARE MORE LIKELY TO BUY FROM A BRAND IF THEY CAN ACCESS A COMMUNITY BUILT AROUND IT 43% OF USERS ARE MORE LIKELY TO TRY SOMETHING NEW AFTER SEEING IT DEMONSTRATED LIVE AT LEAST ONCE ON A PLATFORM Source: Essence, Social Commerce Report, Nov2021 16

GROWTH OPPORTUNITIES 17

KEY GROWTH S T R A T E G I E S GROW EXISTING BRANDS SOCIAL COMMERCE OPPORTUNITIES PURSUE AQUISITIONS 18

June 2023, new partnership announced with GIII Apparel Group An industry - leading public company with sales over $2BB annually, is expected to grow the brand over the next several years with substantial investments and brand marketing Ken Downing as Creative Director, relaunching the brand in premium distribution(i.e., Neiman Marcus, Saks) for Spring 2024 Men’s collection planned for 2025 Significant expansion in DTC and Social Commerce 19

New partnership with JTV , an industry leader in jewelry Live Stream commerce with over $500MM of annual retail sales who will take over the Live Stream, wholesale, and D2C channels - 900% growth in revenues from 2019 - 2021 driven by continued growth of independent jeweler distribution and Live Streaming sales Growing licensing categories including fragrance and home fragrance which will bring in additional royalty revenue 20

QVC business back on a strong growth trajectory for 2023 with regular shows in primetime New collection for better retailers in development Expansion through licensing, DTC and Social Commerce Raising brand awareness through collaborations, most recently with AnaOno and Smiley 21

Christian Siriano as new Creative Director announced 1Q’23 Relaunched on HSN in 2Q’23 with extremely high engagement and aggressive growth planned New categories planned to launch in 2024 including handbags, footwear, jewelry, seasonal accessories and travel 22

New D2C website launched in 2022 boasts high engagement New sportswear license signed in 4Q’22 for distribution outside of QVC and through DTC website International partners and new categories in discussion Remains top performing designer apparel brand in Direct Direct - Response Television channel Xcel owns 30% interest in a joint venture which owns and operates the Isaac Mizrahi brand 23

Premium social commerce and Live Streaming home products company with over 5 , 000 nano influencers as stylists and 300 , 000 customers Significant growth potential through digital marketing efforts, stylist recruiting, and expansion of vendors Additional growth opportunities through licensing and international expansion Xcel owns 50% interest in a joint venture that owns and operates the Longaberger brand. 24

SOCIAL COMMERCE OPPORTUNITIES NEW SOCIAL - COMMERCE DRIVEN BRANDS We are currently developing new brands in collaboration with designers and other social media influencers who have millions of followers and are positioned to succeed in Live Stream and Social Commerce. We plan to launch 2 - 4 new brands within the next 12 to 18 months. SOCIAL COMMERCE MARKETPLACE We expect to launch a social commerce driven marketplace and app in 1Q’24, which will feature well known designer brands as well as Xcel’s brands. This marketplace will harness the power of our unique social commerce technology, creating a dynamic and engaging platform for shoppers and brands alike. 25

AQUISITIONS SEPTEMBER 2011 APRIL 2014 JUNE 2015 SALE - MAY 2022 DECEMBER 2014 APRIL 2022 Since 2011 we have sought the acquisition of brands and businesses that we believe we can grow through Social Commerce, with an average of one acquisition every two years . We seek to divest and/or harvest our brands where we can generate significant returns for our shareholders, with our 2022 sale of a majority stake in Isaac Mizrahi generating an excess of 99% Return on Equity. FEBRUARY 2019 26

FINANCIAL OVERVIEW 27

REVENUE AND ADJUSTED EBITDA (1)Launched wholesale divisions in jewelry and apparel to enhance brands (2)Invested over $5MM in technology and systems from 2020 - 2022 (3)Sold Isaac Mizrahi in May 2023, resulted in revenue reduction of $16MM and EBITDA reduction of approximately $6.8MM (4)Restructure resultedin$13MM annual decrease in operating expenses. For Q1 2023 and forecasted year - end 2023, there is an adjustment to addback to Adjusted EBITDA losses from the wholesale apparel, jewelry and Longaberger businesses, and the costs associated with the transition of these businesses to our new licensing partners. There were no adjustments for periods prior to 2023, or after 2024 as the transition is expected to be fully completed in 2023. 28

BALANCE SHEET HIGHLIGHTS 29

NASDAQ: XELB INVESTOR RELATIONS CONTACT: IR@XCELBRANDS.COM 30

EXHIBIT A RECONCILIATION OF ADJUSTED EBITDA 31